UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) August 2, 2005

ALBEMARLE CORPORATION

(Exact name of Registrant as specified in charter)

Virginia	1-12658	54-1692118
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)

330 South Fourth Street, Richmond, Virginia	23219
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code (804) 788-6000

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 — Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

On August 1, 2005, Albemarle Corporation (the “Company”) entered into a Separation Agreement and Release (“Agreement”) with Paul F. Rocheleau, providing for Mr. Rocheleau’s resignation from the position of Senior Vice President and Chief Financial Officer effective as of September 1, 2005 and his voluntary termination of employment with the Company effective as of February 28, 2006. The Agreement provides that from September 1, 2005 through February 28, 2006, Mr. Rocheleau will serve as a senior advisor reporting to the Chief Executive Officer with the same base salary and benefits as in effect for Mr. Rocheleau as of September 1, 2005. Mr. Rocheleau’s employment may be terminated earlier under certain circumstances. During the twelve month period following his resignation as Senior Vice President and Chief Financial Officer, Mr. Rocheleau is prohibited from engaging in certain Competitive Activities, as defined in the Agreement. The Agreement terminates and replaces in its entirety the Compensation Arrangement with Paul F. Rocheleau, dated May 8, 2002, as amended as of March 4, 2005.

Under the Agreement, Mr. Rocheleau is entitled to a bonus for 2005 equal to $175,000, that will be payable on February 28, 2006, subject to Mr. Rocheleau’s release of the Company described below. The unvested portions of performance units and stock options will be forfeited on the date Mr. Rocheleau terminates employment. All outstanding equity awards will be governed by their terms.

The Agreement provides a general release of claims in favor of the Company and related parties. Mr. Rocheleau agrees to be bound by restrictive covenants in favor of confidentiality of Company information, non-solicitation of Company employees and customers, noncompetition, return of Company property and nondisparagement. In addition, Mr. Rocheleau agrees to cooperate with investigations, administrative proceedings and litigation.

A copy of the Agreement is filed as Exhibit 10.8.4 to this Current Report on Form 8-K and is incorporated herein by reference. On August 2, 2005, the Company issued a press release announcing Mr. Rocheleau’s resignation described above. A copy of the release is filed as Exhibit 99.1 to this current report on Form 8-K.

Item 1.02 Termination of a Material Definitive Agreement.

The information required by this item is included in Item 1.01 and is incorporated herein by reference.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

The information required by this item is included in Item 1.01 and is incorporated herein by reference.

Section 9 — Financial Statements and Exhibits

Item 9.01. Financial Statement and Exhibits.

(c	)	Exhibits.

		10.8.4	Separation Agreement and Release between Paul F. Rocheleau and Albemarle Corporation dated as of August 1, 2005 (filed herewith).

		99.1	Press Release, dated as of August 2, 2005 (filed herewith).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 2, 2005

ALBEMARLE CORPORATION

By:	/s/ Luther C. Kissam, IV
Luther C. Kissam, IV
Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Exhibit
10.8.4	Separation Agreement and Release between Paul F. Rocheleau and Albemarle Corporation dated as of August 1, 2005 (filed herewith).

99.1	Press Release, dated as of August 2, 2005 (filed herewith).